Exhibit 10.2
Amended Letter of Consent and Waiver
$400,000,000
TRICO SHIPPING AS
Solicitation of Consents and Waivers in Respect of all Outstanding
11 ⅞% Senior Secured Notes Due 2014 (CUSIP Nos. 89612BAA6 and R92856AA2)
(the “Notes”)
Pursuant to the Consent Solicitation Statement dated November 24, 2010
The Tabulation Agent and Information Agent for the solicitation is:
Deutsche Bank National Trust Company

By Regular Mail:	By Hand or Overnight Courier:

DB Services Americas, Inc	DB Services Americas, Inc
MS JCK01-0218	MS JCK01-0218
5022 Gate Parkway, Suite 200	5022 Gate Parkway, Suite 200
Jacksonville, FL 32256	Jacksonville, FL 32256
Attention: Security Holder Relations
By Facsimile (for Eligible Institutions only):
(615) 866-3889
For Information or Confirmation by Telephone:
1-800-735-7777, option 1
     Questions concerning the terms of the consent solicitation should be directed to Evercore Partners at the following telephone number: (212) 822-7584.
The solicitation is being made by Trico Shipping AS (the “Company”) pursuant to the consent solicitation statement dated November 24, 2010 (the “Consent Solicitation Statement”), only to registered holders (“Holders”) of the Notes. For purposes of the solicitation, The Depository Trust Company (“DTC”) has given an omnibus proxy to and otherwise authorized the DTC participants set forth in the position listing of DTC as of the close of business on November 24, 2010 (the “Record Date”) to execute a letter of consent and waiver on behalf of Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, consents and waivers will be accepted from DTC participants on behalf of such Holders. Consents and waivers will also be accepted from any other person who has obtained a proxy in a form reasonably acceptable to the Company (a form of which is included herewith) which authorizes such other person (or person claiming title by or through such other person) to deliver a consent and waiver on behalf of such Holder. The consent solicitation will expire at 5:00 p.m., Eastern Time, on

December 8, 2010 (the “Expiration Date”). Any beneficial owner whose Notes are held through a broker, dealer, commercial bank, trust company or other nominee and who wishes to consent should contact the Holder of its Notes promptly and instruct such Holder to consent on its behalf.
     Holders who wish to consent to the Proposed Amendment must deliver their properly completed and executed letter of consent and waiver by facsimile transmission, or by overnight courier, hand delivery or mail, to the Tabulation Agent (and not to the Company) at its facsimile number or address set forth above for receipt prior to the Expiration Date. However, the Company reserves the right to accept any consent received by it, the trustee or the Tabulation Agent. The method of delivery of this letter of consent and waiver and all other required documents to the Tabulation Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No letter of consent and waiver should be sent to any person other than the Tabulation Agent.
     HOLDERS ARE URGED TO READ THE CONSENT SOLICIATION STATEMENT PRIOR TO CONSENTING TO THE PROPOSED AMENDMENTS.

AMENDED CONSENT
Ladies and Gentlemen:
     The undersigned acknowledges (i) receipt of the Consent Solicitation Statement and (ii) that the terms and conditions of the Consent Solicitation Statement shall be incorporated in, and form a part of, this letter of consent and waiver, which shall be read and construed accordingly.
     The undersigned hereby represents and warrants that (i) the undersigned is a Holder of the Notes indicated in the Signature Annex and has full power and authority to take the action indicated below in respect of such notes, (ii) in evaluating the solicitation, the undersigned has made its own independent appraisal of the solicitation and is not relying on any statement, representation or warranty, express or implied, made by the trustee, the Tabulation Agent, the Information Agent or the Solicitation Agent not contained in the Consent Solicitation Statement or this letter of consent and waiver, and (iii) the undersigned is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The representations of the undersigned shall be deemed to be repeated and reconfirmed at the time the Third Supplemental Indenture is executed. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to properly deliver the undersigned’s consent.
     In addition, the undersigned acknowledges that, (i) the undersigned must comply with the provisions of this letter of consent and waiver, and complete the information required herein, to validly consent to the Proposed Amendment set forth in the Consent Solicitation Statement and (ii) a letter of consent and waiver delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—How to Consent” in the Consent Solicitation Statement will constitute a binding agreement between the undersigned and the Company subject to the terms of the solicitation.
     Provided the requisite consents are received, the undersigned acknowledges that the Company and Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.) (the “Trustee”) intend to execute a third supplement to the indenture dated as of October 30, 2009, among the Company, the guarantors named therein and Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.), as trustee thereunder (as amended by the First Supplemental Indenture, dated as of June 25, 2010 and the Second Supplemental Indenture, dated as of September 21, 2010, the “Indenture”) governing the Notes. However, the undersigned also acknowledges that the effectiveness of the Proposed Amendment is conditioned upon the Company having obtained waivers or consents or amendments from the lenders under the Priority Credit Facility and the Working Capital Facility such that the execution of the Third Supplemental Indenture shall not constitute a default thereunder, with terms and conditions of any such waivers, consents and amendments substantially similar to those in the Third Supplemental Indenture.

     The undersigned further acknowledges that by submitting this letter of consent and waiver, with respect to the aggregate principal amount of the Notes specified by the undersigned in the Signature Annex it is: (a) giving its consent to the Proposed Amendment; (b) directing the Trustee to execute the Third Supplemental Indenture to give effect to the Proposed Amendment described therein; (c) directing the Collateral Agent to execute any necessary amendments to the Collateral Agency and Intercreditor Agreement and the Security Documents; and (d) waiving and releasing, as against any of the Company, the Information Agent, the Tabulation Agent, the Solicitation Agent, the Trustee or the Collateral Agent and their respective officers, employees, attorneys, advisors, directors and affiliates, any objections, claims and causes of action in respect of or related to the Proposed Amendment and the implementation thereof, including any future defaults under the Indenture with respect to the covenants and provisions that would be eliminated or modified if the Requisite Consents are obtained, and irrevocably waiving application of such provisions as to the Notes to which its consent relates, whether or not the Requisite Consents are obtained.
     All authority conferred or agreed to be conferred in this letter of consent and waiver shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.
     Capitalized terms used in this letter of consent and waiver that are not otherwise defined have the meanings set forth in the Consent Solicitation Statement.

SIGNATURE ANNEX
Trico Shipping AS — Consent Solicitation Statement, dated November 24, 2010
     Only this signature page need be faxed in order to give your consent. A DTC participant must execute this letter of consent and waiver exactly as its name appears on DTC’s position listing as of the record date.

1.	The DTC participant signing this Signature Annex is:

Participant Account Number:

Company Name:

Contact Person:

Mailing Address:

Tax Identification Number:

Telephone:

E-mail address:

2.	The notes with respect to which this Signature Annex relates and with respect to which you consent to the proposed amendment are:

Title	CUSIP	Principal Amount(s)
11 ⅞% Senior Secured Notes due 2014	89611BAA6

R92856AA2
3.	Provide the Unique Reference Identifier for this Consent as a seven-digit number that starts with your 4-digit participant account number and ends with a sequential number that you choose. For example, if your participant account number is 902, then you might use 0902001 for your first Consent and 0902002 for your second Consent.
☐      ☐      ☐      ☐      ☐      ☐      ☐
If two or more Signature Annexes have the same Unique Reference Identifier, they may all be considered effective.

4.	The undersigned hereby makes all acknowledgments, representations, warranties, agreements, authorizations and directions to the Trustee described in the letter of consent and waiver and the consent solicitation statement to which this Signature Annex relates.

Signature of Authorized Signatory:

Name of Authorized Signatory:

FORM OF PROXY
     The undersigned hereby irrevocably appoints _______________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the letter of consent and waiver on which this form of proxy is set forth and/or the letter of instruction with respect to book entry transfer participant, in each case with respect to the notes in accordance with the terms of the solicitation described in the consent solicitation statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE DATE THE PROPOSED AMENDMENT BECOMES EFFECTIVE. The aggregate principal amount of the notes held by you as of the record date as to which this proxy is given is set forth below (FILL IN AMOUNT):
     $______________________ of the 11 ⅞% Senior Secured Notes due 2014.
     This proxy must be signed by the undersigned holder or beneficial owner(s) of the principal amount of the notes specified above; and the undersigned acknowledges that this proxy relates to the aggregate principal amount of the notes the undersigned specified above.

SIGN HERE

Name of holder or beneficial owner(s):

Signature(s):

Name(s) (please print):

Address:

Telephone Number:

Taxpayer Identification or Social Security Number:

Date:

STATE OF ___________________________
COUNTY OF _________________________
     Before me, _____________________, a notary public, on this day personally appeared ______________________, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purpose and consideration therein expressed. Given under my hand and seal of office this ____ day of ___________, 2010.

Notary Public